UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WashingtonD.C.20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 29, 2007

VOCALSCAPE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-27277 (Commission File Number)	98-0207554 (IRS Employer Identification No.)

170 E. Post Road, Suite 206
White Plains, New York10601
(Address of principal executive offices)(Zip Code)

(914) 448-7600
Registrant’s telephone number, including area code

 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On August 29, 2007, Vocalscape Networks, Inc., a Nevada corporation (the “Company”), offered and sold 39,620,939 shares of common stock of the Company to a non-US person, at a purchase price of $.0017 per share, for aggregate proceeds of $68,000.  The Company made such sale of pursuant to Rule 903(b)(3) of Regulation S, promulgated pursuant to the Securities Act of 1933, as amended, on the basis that the sale was made offshore of the United States, to a non-United States person, where no directed selling efforts were made in the United States and offering restrictions were implemented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocalscape Networks, Inc. (Registrant)

Date: September 6, 2007	By:	/s/ Ron McIntyre
Name: Ron McIntyre
Title: President